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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                       the Securities Exchange Act of 1934

                                  June 24, 2002
                Date of Report (Date of earliest event reported)


                                 MATRIXONE, INC.
             (Exact name of Registrant as specified in its charter)




            Delaware                   000-29309                 02-0372301
(State or other jurisdiction of       Commission             (I.R.S. Employer
 incorporation or organization)       file number           Identification No.)


                               210 Littleton Road
                          Westford, Massachusetts 01886
                    (Address of principal executive offices)

                                 (978) 589-4000
              (Registrant's telephone number, including area code)
                    -----------------------------------------




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 19, 2002, we dismissed our independent auditors, Arthur Andersen LLP and engaged Ernst & Young LLP to serve as our independent auditors for our fiscal year ending June 29, 2002. The decision to dismiss Arthur Andersen LLP and engage Ernst & Young LLP was approved by the Audit Committee and our Board of Directors.

     The reports of Arthur Andersen LLP on our consolidated financial statements for our fiscal years ended July 1, 2000 and June 30, 2001 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits performed by Arthur Andersen LLP for fiscal 2000 and 2001 and through the date of this Current Report on Form 8-K, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in its reports. None of the reportable events described under
Item 304 (a)(1)(v) of Regulation S-K occurred within fiscal 2000 or 2001.

     We have provided a copy of the above disclosures to Arthur Andersen LLP and have requested that Arthur Andersen LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 24, 2002 is filed as Exhibit
16.1 to this Current Report on Form 8-K.

     During fiscal 2000 and 2001 and through the date of their appointment as our independent auditors, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         EXHIBIT
         NUMBER             DESCRIPTION
          16.1              Letter from Arthur Andersen LLP to the Securities
                            and Exchange Commission dated June 24, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MATRIXONE, INC.


Date: June 24, 2002                     By:  /s/ Maurice L. Castonguay
                                            ----------------------------
                                            Maurice L. Castonguay
                                            Chief Financial Officer,
                                            Senior Vice President of Finance
                                            and Administration and Treasurer
                                            (principal financial and accounting
                                            officer)



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                                  EXHIBIT INDEX

           EXHIBIT
           NUMBER             DESCRIPTION
           16.1               Letter from Arthur Andersen LLP to the Securities
                              and Exchange Commission dated June 24, 2002

                                       3